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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 30, 2006

               Residential Asset Securitization Trust 2006-A7CB
               ------------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132042-12

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

             Delaware                                 95-4791925
 --------------------------                       -----------------
     (State or Other Jurisdiction                  (I.R.S. Employer
  of Incorporation of the depositor)              Identification No.)

    155 North Lake Avenue
    Pasadena, California                                91101
 --------------------------                       -----------------
   (Address of Principal                              (Zip Code)
     Executive Offices)



The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8.

Item 8.01 Other Events.

      On May 30, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A7CB (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-G (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

      On May 30, 2006, Residential Asset Securitization Trust 2006-A7CB (the "Cap Trust") entered into interest rate Cap Contract ("Cap Contract"), as evidenced by a Confirmation between the Cap Trust and Bear Stearns Financial Products Inc. as counterparty ("the Counterparty") for the Class 1-A-1 Certificates (the "Class 1-A-1 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.2.

      On May 30, 2006, Residential Asset Securitization Trust 2006-A7CB (the "Cap Trust") entered into interest rate Cap Contract ("Cap Contract"), as evidenced by a Confirmation between the Cap Trust and the Counterparty for the Class 1-A-5 Certificates (the "Class 1-A-5 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.3.

      On May 30, 2006, Residential Asset Securitization Trust 2006-A7CB (the "Cap Trust") entered into interest rate Cap Contract ("Cap Contract"), as evidenced by a Confirmation between the Supplemental Interest Trust as defined in the Pooling and Servicing Agreement (the "Supplemental Interest Trust") and the Counterparty for the Class 2-A-2 Certificates (the "Class 2-A-2 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.4.

      On March 7, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of March 30, 2006, by and among the Company, as depositor, IndyMac Bank F.S.B., IndyMac ABS, Inc. and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.5.


Section 9. Financial Statements and Exhibits.

      Item 9.01.

      (a)   Financial statements of business acquired.

            Not applicable

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Shell company transactions.

            Not applicable.

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      (c)   Exhibits:

      99.1. Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Company, IndyMac and the Trustee.

      99.2 The Class 1-A-1 Confirmation, dated as of May 30, 2006, between the Counterparty and the Cap Trust.

      99.3 The Class 1-A-5 Confirmation, dated as of May 30, 2006, between the Counterparty and the Cap Trust.

      99.4 The Class 2-A-2 Confirmation, dated as of May 30, 2006, between the Counterparty and the Cap Trust.

      99.5 The Item 1115 Agreement, dated as of March 30, 2006, by and among the Company, IndyMac and the Counterparty.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    INDYMAC MBS, INC.



                                                    By: /s/ Victor H. Woodworth
                                                        -----------------------
                                                        Victor H. Woodworth
                                                        Vice President

Dated: June 14, 2006

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                                 Exhibit Index

Exhibit
-------

         99.1. Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Company, IndyMac and the Trustee.

         99.2 The Class 1-A-1 Confirmation, dated as of May 30, 2006, between the Counterparty and the Cap Trust.

         99.3 The Class 1-A-5 Confirmation, dated as of May 30, 2006, between the Counterparty and the Cap Trust.

         99.4 The Class 2-A-2 Confirmation, dated as of May 30, 2006, between the Counterparty and the Cap Trust.

         99.5 The Item 1115 Agreement, dated as of March 30, 2006, by and among the Company, IndyMac and the Counterparty.